M.S.B. FUND, INC.

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2003

                    SUPPLEMENT TO THE STATEMENT OF ADDITIONAL
                         INFORMATION DATED MAY 1, 2003

    THIS SUPPLEMENT DESCRIBES A PROPOSED REORGANIZATION OF M.S.B. FUND, INC.
      THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION OF THE FUND DATED MAY 1, 2003, AND
                    SHOULD BE RETAINED FOR FUTURE REFERENCE.

         On May 28, 2003, M.S.B. Fund, Inc. (the "Fund" or "M.S.B. Fund") entered into an Agreement and Plan of Reorganization, dated as of May 14, 2003, providing for the reorganization of the Fund into John Hancock Large Cap Select Fund (the "John Hancock Fund"), a newly organized fund within the John Hancock Capital Series, which is a Massachusetts business trust. The reorganization was approved unanimously by the Fund's Board of Directors. Pursuant to the reorganization, the Fund will transfer its assets and liabilities to the John Hancock Fund in exchange for Class A shares of the John Hancock Fund. The shares of the John Hancock Fund received in the reorganization will be distributed to the shareholders of M.S.B. Fund, and, as of the close of the reorganization, it is expected that shareholders of M.S.B. Fund will hold shares of the John Hancock Fund having the same aggregate net asset value as the shares of M.S.B. Fund held immediately before the reorganization. Shareholders will not be subject to any sales charges as a result of the reorganization, and the reorganization is not intended to result in income, gain or loss to the Fund's shareholders for federal income tax purposes.

         Shay Assets Mangement, Inc., the investment adviser to the Fund, will be the sub-adviser to the John Hancock Fund and be responsible for day-to-day management of the John Hancock Fund's assets. John Hancock Advisers, LLC will be the John Hancock Fund's investment adviser.

         Completion of the reorganization is subject to a number of conditions, including approval by the Fund's shareholders. Proxy materials describing in greater detail the proposed reorganization of the Fund and seeking shareholder approval of the reorganization at a special shareholder meeting will be sent to Fund shareholders at a later date. Shareholders should read the proxy materials carefully before determining whether to approve the reorganization. If approved by the shareholders, the reorganization is expected to close in August or September 2003.

                  THE DATE OF THIS SUPPLEMENT IS MAY 28, 2003.